SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
January 26, 2007
Illumina, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30361 (Commission File No.)	33-0804655 (I.R.S. Employer Identification No.)

9885 Towne Centre Drive San Diego, California (Address of principal executive offices)	92121-1975 (Zip Code)
Registrant’s telephone number, including area code (858) 202-4500
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired.

The audited financial statements for Solexa, Inc., as of December 31, 2005 and 2006 and for each of the two years in the period ended December 31, 2006, are filed as an exhibit hereto and are incorporated herein by reference.

(b)	Pro forma financial information.

The pro forma financial information for the Combined Results of Operations of Illumina, Inc. and Solexa, Inc. for the twelve months ended December 31, 2006 and the three months ended April 1, 2007, is filed as an exhibit hereto and is incorporated herein by reference.

(c)	Exhibits.

Exhibit No.	Document Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Solexa, Inc. audited (i) Consolidated Balance Sheets as of December 31, 2006 and 2005; (ii) Consolidated Statements of Operations for the years ended December 31, 2006 and 2005; (iii) Consolidated Statement of Stockholders’ Equity for the years ended December 31, 2006 and 2005; (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2006 and 2005; and related Notes to Consolidated Financial Statements.

99.2	Illumina, Inc. and Solexa, Inc. (i) Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2006; (ii) Unaudited Pro Forma Combined Condensed Statement of Operations for the three months ended April 1, 2007; and related Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Illumina, Inc.
Date: July 19, 2007	/s/ Christian O. Henry
Christian O. Henry
Senior Vice President and Chief Financial Officer